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                                                                     Exhibit 4.2

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
[CANADIAN FLAG LOGO]            Consumer and                           Consommation et
                                Corporate Affairs Canada               Affaires commerciales Canada

CERTIFICATE OF AMENDMENT                                                                           CERTIFICAT DE MODIFICATION

CANADA BUSINESS                                                                                    LOI REGISSANT LES SOCIETES
CORPORATIONS ACT                                                                                PAR ACTIONS DE REGIME FEDERAL

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COMINCO FERTILIZERS LTD.                                                                       288081-4
FERTILISANTS COMINCO LTEE

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Name of Corporation - Denomination de la societe                                           Number - Numero

I hereby certify that the Articles of the                             Je certifie par les presentes que les statuts de la
above-mentioned Corporation were amended                              societe mentionnee ci-haut ont ete modifies

(a)   under section 13 of the Canada Business                 [ ]     (a)  en vertu de l'article 13 de la Loi regissant les
      Corporations Act in accordance with the attached                     societes par actions de regime federal conformement
      notice;                                                              a l'avis ci-joint;

(b)   under section 27 of the Canada Business                 [ ]     (b)  en vertu de l'article 27 de la Loi regissant les
      Corporations Act as set out in the attached                          societes par actions de regime federal tel qu'indique
      Articles of Amendment designating a series of                        dans les clauses modificatrices ci-jointes designant
      shares;                                                              une serie d'actions;

(c)   under section 177 of the Canada Business                [X]     (c)  en vertu de l'article 177 de la Loi regissant les
      Corporations Act as set out in the attached                          societes par actions de regime federal tel qu'indique
      Articles of Amendment;                                               dans les clauses modificatrices ci-jointes;

(d)   under section 191 of the Canada Business                [ ]     (d)  en vertu de l'article 191 de la Loi regissant les
      Corporations Act as set out in the attached                          societes par actions de regime federal tel qu'indique
      Articles of Reorganization;                                          dans les clauses de reorganisation ci-jointes;

(e)   under section 192 of the Canada Business                [ ]     (e)  en vertu de l'article 192 de la Loi regissant les
      Corporations Act as set out in the attached                          societes par actions de regime federal tel qu'indique
      Articles of Arrangement.                                             dans les clauses d'arrangement ci-jointes.

                      Le directeur

                     /s/ [SIGNATURE]                                                MARCH 1, 1993 / LE 1 MARS 1993
                        Director                                               Date of Amendment - Date de modification



[GOVERNMENT OF CANADA LOGO]
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
[CANADIAN FLAG LOGO]  CONSUMER AND                CONSOMMATION ET                         FORM 4                   FORMULE 4
                      CORPORATE AFFAIRS CANADA    AFFAIRES COMMERCIALES CANADA     ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
                                                                                    (SECTION 27 OR 177)       (ARTICLES 27 OU 177)

                      CANADA BUSINESS             LOI REGISSANT LES SOCIETES
                      CORPORATIONS ACT            PAR ACTIONS DE REGIME FEDERAL

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1 - Name of Corporation - Denomination de la societe                                    2 - Corporation No. No de la societe

COMINCO FERTILIZERS LTD.                                                                288081-4

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3 - The articles of the above-named corporation are amended    Les statuts de la societe ci-haut mentionnee sont modifies de la
    as follows:                                                facon suivante:


That the corporate name be amended to provide for the following French version:

FERTILISANTS COMINCO LTEE

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Date                              Signature                                         Description of Office - Description du poste

24 Feb 93                        /s/ [SIGNATURE]                                    Secretary
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7530-21-936-1387 (02-91) 46                                           FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
                                                                      Filed - Deposee

                                                                      Mar - 1 1993
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                                    [LOGO - GOVERNMENT OF CANADA]
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